EXHIBIT (24) 12
                                POWER OF ATTORNEY


The undersigned, as a director of Public Service Company of Oklahoma (the "Company"), hereby makes, constitutes and appoints T. D. Churchwell and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1998 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done byvirtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 19th day of January, 1999.


                                       /s/ E. R. Brooks
                                           E. R. Brooks
                                           Director



Subscribed and sworn to before me this 19th day of January, 1999 by E. R.
Brooks.



                                       /s/ Lina P. Holm
                                           Notary Public

My Commission Expires:     1-28-2003

EXHIBIT (24) 12
                                POWER OF ATTORNEY


The undersigned, as a director of Public Service Company of Oklahoma (the "Company"), hereby makes, constitutes and appoints T. D. Churchwell and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1998 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 19th day of January, 1999.


                                       /s/ Harry A. Clarke
                                           Harry A. Clarke
                                           Director


Subscribed and sworn to before me this 19th day of January, 1999 by Harry A. Clarke.


                                       /s/ Lina P. Holm
                                           Notary Public

My Commission Expires:     1-28-2003

EXHIBIT (24) 12
                                POWER OF ATTORNEY


The undersigned, as a director of Public Service Company of Oklahoma (the "Company"), hereby makes, constitutes and appoints T. D. Churchwell and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1998 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 19th day of January, 1999.


                                       /s/ Glenn Files
                                           Glenn Files
                                           Director




Subscribed and sworn to before me this 19th day of January, 1999 by Glenn Files.


                                       /s/ Lina P. Holm
                                           Notary Public

My Commission Expires:     1-28-2003

EXHIBIT (24) 12
                                POWER OF ATTORNEY


The undersigned, as a director of Public Service Company of Oklahoma (the "Company"), hereby makes, constitutes and appoints T. D. Churchwell and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1998 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 19th day of January, 1999.


                                       /s/ Paul K. Lackey
                                           Paul K. Lackey, Jr.
                                           Director




Subscribed and sworn to before me this 19th day of January, 1999 by Paul K. Lackey, Jr.


                                       /s/ Lina P. Holm
                                           Notary Public

My Commission Expires:     1-28-2003

EXHIBIT (24) 12
                                POWER OF ATTORNEY


The undersigned, as a director of Public Service Company of Oklahoma (the "Company"), hereby makes, constitutes and appoints T. D. Churchwell and R. Russell Davis, and each of them severally, her true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1998 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 19th day of January, 1999.


                                       /s/ Paula Marshall-Chapman
                                           Paula Marshall-Chapman
                                           Director



Subscribed and sworn to before me this 19th day of January, 1999 by Paula Marshall-Chapman.

                                       /s/ Lina P. Holm
                                           Notary Public

My Commission Expires:     1-28-2003

EXHIBIT (24) 12
                                POWER OF ATTORNEY


The undersigned, as a director of Public Service Company of Oklahoma (the "Company"), hereby makes, constitutes and appoints T. D. Churchwell and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1998 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 19th day of January, 1999.


                                       /s/ William R. McKamey
                                           William R. McKamey
                                           General Manager and Director




Subscribed and sworn to before me this 19th day of January, 1999 by William R. McKamey.


                                       /s/ Lina P. Holm
                                           Notary Public

My Commission Expires:     1-28-2003

EXHIBIT (24) 12
                                POWER OF ATTORNEY


The undersigned, as a director of Public Service Company of Oklahoma (the "Company"), hereby makes, constitutes and appoints T. D. Churchwell and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1998 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 19th day of January, 1999.



                                       /s/ Robert B. Taylor, Jr.
                                           Robert B. Taylor, Jr.
                                           Director


Subscribed and sworn to before me this 19th day of January, 1999 by Robert B. Taylor, Jr.


                                       /s/ Lina P. Holm
                                           Notary Public

My Commission Expires:     1-28-2003